UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 14, 2009

SEPRACOR INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19410 (Commission File Number)	22-2536587 (I.R.S. Employer Identification No.)

84 Waterford Drive, Marlborough, MA	01752
(Address of principal executive offices)	(Zip code)

(508) 481-6700
(Registrant’s telephone number including area code)

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously announced, on September 3, 2009, Sepracor Inc., a Delaware corporation (“Sepracor” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Dainippon Sumitomo Pharma Co., Ltd., a company formed under the laws of Japan (“Parent”), and Aptiom, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Purchaser”).  As more fully described below, on October 20, 2009, Purchaser was merged with and into the Company (the “Merger”) pursuant to the terms and conditions of the Merger Agreement.  The Merger became effective at 4:01 p.m., New York City time, on October 20, 2009, in accordance with Section 253 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and pursuant to the Certificate of Ownership and Merger that was filed on October 20, 2009 with the Secretary of State of the State of Delaware.  Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Purchaser was merged with and into the Company with the Company continuing as the surviving corporation (the “Surviving Corporation”) and as an indirect wholly-owned subsidiary of Parent.

In connection with the Merger, the Surviving Corporation and the Bank of New York Mellon (formerly JPMorgan Chase Bank), as trustee (the “Trustee”), executed a First Supplemental Indenture, dated as of October 20, 2009 (the “2010 Supplemental Indenture”), to the Indenture, dated as of December 12, 2003, between the Company and the Trustee (the “2010 Indenture”), in respect of the Company’s 0% Series B Senior Subordinated Notes Due 2010 (the “2010 Notes”).  Pursuant to the terms of the 2010 Supplemental Indenture, among other things, the Surviving Corporation agreed to assume the due and punctual payment of the principal of and premium, if any, on all of the 2010 Notes, according to their terms, and the due and punctual performance and observance of all of the covenants and conditions of the 2010 Indenture to be performed by the Company.

In connection with the Merger, the Surviving Corporation and the Trustee also executed a First Supplemental Indenture, dated as of October 20, 2009 (the “2024 Supplemental Indenture”), to the Indenture, dated as of September 22, 2004, between the Company and the Trustee (the “2024 Indenture”), in respect of the Company’s 0% Convertible Senior Subordinated Notes Due 2024 (the “2024 Notes”).  Pursuant to the terms of the 2024 Supplemental Indenture, among other things, the Surviving Corporation agreed to assume the due and punctual payment of the principal of and premium, if any, on all of the 2024 Notes, according to their terms, and the due and punctual performance and observance of all of the covenants and conditions of the 2024 Indenture to be performed by the Company.

The foregoing descriptions of the 2010 Supplemental Indenture and the 2024 Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the 2010 Supplemental Indenture and the 2024 Supplemental Indenture, copies of which are attached as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and incorporated in this report by reference.

Pursuant to the terms of the 2010 Indenture, a “Designated Event,” as defined in the 2010 Indenture, may be deemed to have occurred upon the purchase by Purchaser of Shares (as defined in Item 5.01 below) validly tendered and not withdrawn as of the expiration of the initial offering period of the Offer (as defined in Item 5.01 below).  Pursuant to the terms of the 2010 Indenture, the Company is required to send to holders of the 2010 Notes (the “2010 Holders”), within ten days of a Designated Event, notice of the occurrence of the Designated Event and of the right of the 2010 Holders to require the Company to repurchase their 2010 Notes at a price of $1,000.00 per $1,000.00 principal amount of the 2010 Notes, plus any accrued and unpaid liquidated damages on such 2010 Notes to, but excluding, the date of repurchase.  As of the date hereof, approximately $99,844,000 aggregate principal amount of 2010 Notes remains outstanding.  The Company believes that no amount is or will be due in respect of accrued and unpaid liquidated damages on the 2010 Notes.

In addition, pursuant to the terms of the 2024 Indenture, a “Designated Event,” as defined in the 2024 Indenture, may be deemed to have occurred upon the purchase by Purchaser of Shares validly tendered and not withdrawn as of the expiration of the initial offering period of the Offer.  Pursuant to the terms of the 2024 Indenture, the Company is required to send to holders of the 2024 Notes (the “2024 Holders”), within ten days of a Designated Event, notice of the occurrence of the Designated Event and of the right of the 2024 Holders to require the Company to repurchase their 2024 Notes at a price of $1,000.00 per $1,000.00 principal amount of the 2024 Notes, plus any accrued and unpaid liquidated damages on such 2024 Notes to, but excluding, the date of repurchase.  As of the date hereof, approximately $279,000 aggregate principal amount of 2024 Notes remains outstanding.  The Company believes that no amount is or will be due in respect of accrued and unpaid liquidated damages on the 2024 Notes.

The information set forth under Item 5.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.04.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure contained in Item 5.01 below is incorporated herein by reference.  On October 20, 2009, the Company notified the NASDAQ Global Select Market (“NASDAQ”) of the effectiveness of the Merger.  As a result of the Merger, the Company no longer meets the numerical listing requirements of NASDAQ.  The Company also notified NASDAQ that each share of Company common stock (as defined in Item 5.01 below) issued and outstanding immediately prior to the Effective Time (other than any shares of Company common stock held in the treasury of the Company or owned by Parent or Purchaser or any direct or indirect subsidiary of Parent, Purchaser or the Company) was, at the Effective Time, canceled and, subject to the exercise of appraisal rights under the DGCL, converted into the right to receive an amount equal to the Offer Price (as defined below), and requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to report that shares of Company common stock are no longer listed on NASDAQ.  Trading of shares of Company common stock on NASDAQ has ceased effective as of the close of trading on October 20, 2009.

Item 3.02. Unregistered Sale of Equity Securities.

The disclosure contained in Item 5.01 below is incorporated herein by reference.  The Top-Up Option Shares (as defined in Item 5.01 below) issued to Purchaser pursuant to the Top-Up Option (as defined in Item 5.01 below) were issued in reliance upon an exemption from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Items 2.04 and 5.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.01. Change in Control of the Registrant.

As previously announced, on September 15, 2009, Purchaser commenced a tender offer (the “Offer”) in accordance with the terms of the Merger Agreement to acquire all of the outstanding shares of common stock, par value $0.10 per share, of the Company (“Company common stock”), including the associated preferred stock purchase rights (collectively with the Company common stock, the “Shares”), at a purchase price of $23.00 per Share, net to the holder in cash, without interest (the “Offer Price”), subject to any required withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 15, 2009 (the “Offer to Purchase”) and in the related Letter of Transmittal, each as amended or supplemented from time to time.

The initial offering period expired at 12:00 midnight, New York City time, at the end of the day on October 13, 2009.  Shares (excluding Shares tendered by notice of guaranteed delivery) representing approximately 78% of the outstanding shares of Company common stock were validly tendered and not properly withdrawn as of the expiration time of the initial offering period.  All such Shares were accepted for payment on October 14, 2009 and thereafter paid for by Purchaser on October 15, 2009.  Accordingly, as a result of the purchase of the Shares validly tendered and not withdrawn in the initial offering period, on October 15, 2009 a change in control of the Company occurred.

Immediately following the expiration of the initial offering period, Purchaser commenced a subsequent offering period in accordance with the terms of the Merger Agreement which expired at 5:00 p.m., New York City time, on October 19, 2009.  According to Computershare Trust Company, N.A., the depositary for the Offer, a total of approximately 96,590,423 Shares were validly tendered in the Offer, representing approximately 86.9% of the outstanding shares of Company common stock.

Subsequent to the expiration of the Offer, on October 19, 2009, Purchaser exercised the option (the “Top-Up Option”) to purchase shares of Company common stock directly from the Company, in accordance with the terms of the Merger Agreement.  On October 20, 2009, Purchaser purchased from the Company 37,000,000 shares of Company common stock (the “Top-Up Option Shares”) at a price per share equal to the Offer Price and paid for such shares by delivery of cash in an amount equal to $0.10 per Top-Up Option Share and a promissory note in an amount equal to the balance of the purchase price.  The Top-Up Option Shares, when combined with the number of Shares owned by Parent and Purchaser immediately prior to the purchase of the Top-Up Option Shares, constitute aggregate ownership in excess of 90% of the outstanding Shares.

Pursuant to the Merger Agreement, on October 20, 2009, the Merger was effected.  The Merger became effective at 4:01 p.m., New York City time, on October 20, 2009 following the filing by Purchaser of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware.  Each share of Company common stock that remained outstanding immediately prior to the Effective Time (other than any shares of Company common stock held in the treasury of the Company or owned by Parent or Purchaser or any direct or indirect subsidiary of Parent, Purchaser or the Company) were, at the Effective Time, canceled and, subject to the exercise of appraisal rights under the DGCL, converted into the right to receive cash in an amount equal to the Offer Price.

Pursuant to the terms of the Merger Agreement, following Purchaser’s acceptance of and payment for the Shares validly tendered and not properly withdrawn as of the expiration of the initial offering period (the “Initial Acceptance Time”), Purchaser became entitled to designate such number of directors to the Board of Directors of the Company (the “Board”) to give Purchaser representation on the Board equal to that number of directors, rounded up to the next whole number, equal to the product of (i) the total number of directors on the Board (giving effect to the directors elected pursuant to this sentence) multiplied by (ii) the percentage that (A) the number of Shares owned by Parent, Purchaser or any other subsidiary of Parent bears to (B) the total number of Shares that are issued and outstanding.  Accordingly, on October 15, 2009, each of Adrian Adams, Timothy Barberich, Digby W. Barrios, James F. Mrazek, and Alan A. Steigrod (the “Resigning Directors”) resigned from the Board.  Messrs. Mrazek and Steigrod were members of the Audit Committee.  Messrs. Barrios and Mrazek were members of the Compensation Committee.  Messrs. Barrios and Steigrod were members of the Nominating and Corporate Governance Committee.  Following the effectiveness of such resignations, Robert J. Cresci, Lisa Ricciardi and Timothy J. Rink (the “Continuing Directors”) remained as members of the Board, but all such Continuing Directors resigned from the Board at or prior to the Effective Time, which occurred at 4:01 p.m., New York City time, on October 20, 2009.  In accordance with the terms of the Merger Agreement, immediately following the Initial Acceptance Time and prior to the Effective Time, the Continuing Directors appointed the following Parent designees as members of the Board:  Koichi Tamura, Hiroshi Nomura, Yoshiharu Ikeda, Noriaki Okuda, Nobuhiko Tamura and Hitoshi Odagiri.  In accordance with the terms of the Merger Agreement and the Certificate of Ownership and Merger, the directors of Purchaser immediately prior to the Effective Time became the directors of the Surviving Corporation at the Effective Time.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.  None of the members of the Board that resigned therefrom in connection with the closing of the transactions contemplated by the Merger Agreement resigned from the Board because of any disagreements relating to the Company’s operations, policies or practices.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety.  Also, pursuant to the Merger Agreement, at the Effective Time, the bylaws of Purchaser, as in effect immediately prior to the Effective Time, became the bylaws of the Surviving Corporation except that the name of the corporation set forth therein was changed to “Sepracor Inc.”  Copies of the amended and restated certificate of incorporation and bylaws of the Surviving Corporation are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference in this Item 5.03.

Item 8.01. Other Events.

On October 14, 2009, Parent and the Company issued a press release announcing, among other things, Purchaser’s acceptance of and payment for all Shares validly tendered and not properly withdrawn in the initial offering period and the commencement of a subsequent offering period, in each case in connection with the Offer.  On October 20, 2009, Parent and the Company issued a press release announcing, among other things, Purchaser’s acceptance of and payment for all Shares validly tendered in the subsequent offering period and the intention to effect the Merger.  On October 20, 2009, Parent and the Company issued a subsequent press release announcing, among other things, the completion of the Merger.  Copies of these press releases are filed as Exhibits 99.1, 99.2 and 99.3 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On September 16, 2009, the Company notified the holders of its 2024 Notes of their right, pursuant to the provisions of the 2024 Indenture, to require the Company to repurchase the 2024 Notes for cash, at a purchase price equal to 100% of the principal amount, on October 15, 2009.  The notice of right of repurchase was delivered to the 2024 Holders pursuant to a provision of the 2024 Indenture that is unrelated to the Offer and the Merger.  The right to surrender the 2024 Notes for repurchase terminated at 5:00 p.m. New York City time, on October 14, 2009, at which time $187,976,000 aggregate principal amount of 2024 Notes had been validly surrendered for repurchase and not withdrawn.  On October 15, 2009, the Company repurchased the  $187,976,000 aggregate principal amount of 2024 Notes that had been surrendered and, following such repurchase, $279,000 aggregate principal amount of 2024 Notes remain outstanding.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

	3.1	Amended and Restated Certificate of Incorporation of Sepracor Inc.

	3.2	Amended and Restated Bylaws of Sepracor Inc.

4.1

First Supplemental Indenture, dated as of October 20, 2009, to the Indenture, dated as of December 12, 2003, between Sepracor Inc. and the Bank of New York Mellon (formerly JPMorgan Chase Bank), as trustee.

	4.2	First Supplemental Indenture, dated as of October 20, 2009, to the Indenture, dated as of September 22, 2004, between and the Bank of New York Mellon (formerly JPMorgan Chase Bank), as trustee.

	99.1	Press Release issued by Sepracor Inc. and Dainippon Sumitomo Pharma Co., Ltd. on October 14, 2009.

	99.2	Press Release issued by Sepracor Inc. and Dainippon Sumitomo Pharma Co., Ltd. on October 20, 2009.

	99.3	Press Release issued by Sepracor Inc. and Dainippon Sumitomo Pharma Co., Ltd. on October 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEPRACOR INC.

	By:	/s/ Andrew I. Koven
Name: Andrew I. Koven
Title Executive Vice President, General Counsel and Corporate Secretary

Date: October 20, 2009

EXHIBIT INDEX

3.1	Amended and Restated Certificate of Incorporation of Sepracor Inc.

3.2	Amended and Restated Bylaws of Sepracor Inc.

4.1

First Supplemental Indenture, dated as of October 20, 2009, to the Indenture, dated as of December 12, 2003, between Sepracor Inc. and the Bank of New York Mellon (formerly JPMorgan Chase Bank), as trustee.

4.2	First Supplemental Indenture, dated as of October 20, 2009, to the Indenture, dated as of September 22, 2004, between and the Bank of New York Mellon (formerly JPMorgan Chase Bank), as trustee.

99.1	Press Release issued by Sepracor Inc. and Dainippon Sumitomo Pharma Co., Ltd. on October 14, 2009.

99.2	Press Release issued by Sepracor Inc. and Dainippon Sumitomo Pharma Co., Ltd. on October 20, 2009.

99.3	Press Release issued by Sepracor Inc. and Dainippon Sumitomo Pharma Co., Ltd. on October 20, 2009.